Institutional Class HASOX
Administrative Class HRSOX
Investor Class HISOX
Retirement Class HNSOX
Harbor Small Cap Growth Opportunities Fund
Summary Prospectus – March 1, 2017
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2017, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses[1]	0.15%	0.15%	0.27%	0.07%
Total Annual Fund Operating Expenses[1]	0.90%	1.15%	1.27%	0.82%
1  Restated to reflect current fees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional Class	$ 92	$287	$498	$1,108
Administrative Class	$117	$365	$633	$1,398
Investor Class	$129	$403	$697	$1,534
Retirement Class	$ 84	$262	$455	$1,014

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 85%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of small cap companies. We define small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Growth Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2016, the range of the Index was $9 million to $10.5 billion, but it is expected to change frequently.
The Subadviser’s investment strategy focuses on identifying rapidly growing small cap companies that are in an early or transitional stage of their development and before their full potential is discovered by the market. The Subadviser utilizes bottom-up, fundamental research involving both quantitative and qualitative aspects to identify companies for investment. The Subadviser uses quantitative analysis to identify potential companies for growth characteristics, such as:
■	Material revenue growth
■	Sustainable and/or expanding margins
■	Consistent earnings
■	Strong free cash flow generation
The Subadviser assesses the attractiveness of the valuation of these growth companies by analyzing a variety of valuation metrics, such as enterprise values relative to earnings and free cash flows, and price-to-earnings ratios, among others. The Subadviser then uses detailed qualitative analysis to further identify companies that possess the following characteristics:
■	Strong management teams
■	Well-defined business plans
■	Defensible market positions, such as higher barriers to entry
■	Potential for growth in the market for the companies’ products and/or services
The Subadviser may sell a holding if the price target for the company is reached, the investment thesis for the company has fundamentally changed, the Subadviser becomes less comfortable with the company’s management team and/or the Subadviser identifies more attractive investment opportunities.
Under normal market conditions, the Fund expects to invest in approximately 80 to 100 companies with at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of small cap companies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not

Summary Prospectus
Harbor Small Cap Growth Opportunities Fund

perform as well as other investment options. Principal risks impacting the Fund include:
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.44%	Q3 2016
Worst Quarter	-13.85%	Q3 2015

Average Annual Total Returns — As of December 31, 2016
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Small Cap Growth Opportunities Fund
Institutional Class Before Taxes	8.56%	N/A	N/A	4.80%	02-01-2014
After Taxes on Distributions	8.56%	N/A	N/A	4.32%
After Taxes on Distributions and Sale of Fund Shares	4.85%	N/A	N/A	3.52%
Administrative Class Before Taxes	8.90%	N/A	N/A	4.75%	02-01-2014
Investor Class Before Taxes	8.13%	N/A	N/A	4.39%	02-01-2014
Retirement Class* Before Taxes	8.66%	N/A	N/A	4.84%	03-01-2016
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell 2000® Growth^	11.32%	N/A	N/A	5.83%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact

Summary Prospectus
Harbor Small Cap Growth Opportunities Fund

of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Administrative, Investor and Retirement Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Elk Creek Partners, LLC (“Elk Creek”) has subadvised the Fund since its inception in 2014.
Portfolio Managers
Cam Philpott, CFA Elk Creek Partners, LLC
Mr. Philpott is a Portfolio Manager and Principal of Elk Creek and has co-managed the Fund since its inception in 2014.
Lance Marx, CFA Elk Creek Partners, LLC
Mr. Marx is a Portfolio Manager and Principal of Elk Creek and has co-managed the Fund since its inception in 2014.
David Hand, CFA Elk Creek Partners, LLC
Mr. Hand is a Portfolio Manager and Principal of Elk Creek and has co-managed the Fund since its inception in 2014.
Hiren Patel, Ph.D. Elk Creek Partners, LLC
Mr. Patel is a Portfolio Manager and Principal of Elk Creek and has co-managed the Fund since its inception in 2014.
Sean McGinnis, CFA Elk Creek Partners, LLC
Mr. McGinnis is a Portfolio Manager and Principal of Elk Creek and has co-managed the Fund since its inception in 2014.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Administrative Class[1]	Investor Class	Retirement Class[2]
Regular	$50,000	$50,000	$2,500	$1,000,000
Individual Retirement Account (IRA)	$50,000	N/A	$1,000	$1,000,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000	$1,000,000
1  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
2  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level:  (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Institutional, Administrative and/or Investor Classes of shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. No compensation may be paid by the Fund and/or its related companies to intermediaries for the sale of Retirement Class shares or related services for Retirement Class shareholders. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor Small Cap Growth Opportunities Fund

March 1, 2017
Institutional Class	Administrative Class	Investor Class	Retirement Class
HASOX	HRSOX	HISOX	HNSOX
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.37.SCGOF.0317